Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in DEUTSCHE BANK AKTIENGESELLSCHAFT.

C-QUADRAT SPECIAL SITUATIONS DEDICATED FUND

By: Alexander Smith, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT ASSET MANAGEMENT (CAYMAN)

By: Walter Stresemann, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

BCM & PARTNERS SA

By: Fabio Michienzi, CEO

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Walter Stresemann, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT ASSET MANAGEMENT (UK) LLP

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	General Counsel, CCO & MLRO

C-QUADRAT UK LTD.

By: Cristobal Mendez de Vigo, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Mag. Thomas Rieß, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT LUXEMBOURG SA

By: Mag. Thomas Rieß, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Filippo Campailla, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

C-QUADRAT INVESTMENT AG

By: Cristobal Mendez de Vigo, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Markus Ullmer, Authorized Representative

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

CUBIC (LONDON) LIMITED

By: Alvaro De Salinas Harnden, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Carlo Michienzi, Non-Executive Chairman

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

T.R. PRIVATSTIFTUNG

By: Gerd Alexander Schütz, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Oliver Ginthör, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

SAN GABRIEL PRIVATSTIFTUNG

By: Mag. Thomas Rieß, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

By: Oliver Ginthör, Director

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

MAG. THOMAS RIEß

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

ALEXANDER SCHÜTZ

By:	/S/ Laetitia Muir
Name:	Laetitia Muir
Title:	Attorney-in-Fact*

*	See Power of Attorney filed as Exhibit 99.2.